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                                                            CONFORMED

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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
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                                   FORM T-1

        STATEMENT OF ELIGIBILTY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibilty of a trustee Pursuant to Section
                                  305(b)_____

                        BANK OF MONTREAL TRUST COMPANY
              (Exact name of trustee as specified in its charter)

          New York                                        13-4941093
(Jurisdiction of incorporation                         (I.R.S. employer
      or organization if                              identification no.)
   not a US national bank)

            77 Water Street                                  10005
           New York, New York                              (Zip code)
(address of principal executive offices)


                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                 77 Water Street, New York, New York, NY  1005
                                 (212)701-7602
           (Name, address and telephone number of agent for service)

                       --------------------------------

                              UNISYS CORPORATION
              (Exact name of obligor as specified in its charter)

           Delaware                                       38-0387840
(state or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                      identification number)


                     Township Line and Union Meeting Roads
                             Blue Bell, PA  19424
                   (Address of principal executive offices)

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                      12% Senior Notes Due 2003, Series B
                      (Title of the indenture securities)


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                                      -2-

Item 1.      General Information
             -------------------

             Furnish the following information as to the trustee:

        (a) Name and address of each examining or supervising authority to which it is subject.

                                 Federal Reserve Bank of New York
                                 33 Liberty Street, New York, NY 10045

                                 State of New York Banking Department
                                 2 Rector Street, New York, NY 10006

        (b)  Whether it is authorized to exercise corporate trust powers.

                   The Trustee is authorized to exercise corporate trust powers.

Item 2.      Affiliations with the Obligor.
             ------------------------------

             If the obligor is an affiliate of the trustee, describe each such affiliation.

                   The obligor is not an affiliate of the trustee.

Item 16.     List of Exhibits.
             -----------------

        List below all exhibits filed as part of this statement as eligibility.

        1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

        2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration no. 33-80928.

        3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

        4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".


                                  SIGNATURE

             Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 8th day of April, 1996.

                        BANK OF MONTREAL TRUST COMPANY


                              BY /s/ Amy Roberts
                                -------------------
                                  Amy Roberts
                           Assistant Vice President

                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK

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
ASSETS

Due From Banks                                          $1,570,159
                                                        ----------
Investment Securities:
     State & Municipal                                  17,025,354
     Other                                                     100
                                                        ----------
          Total Securities                              17,025,454
                                                        ----------
Loans and Advances
     Federal Funds Sold                                 12,000,000
     Overdrafts                                          (336,057)
                                                        ----------
          Total Loans and Advances                      11,663,943
                                                        ----------

Investment in Harris Trust, NY                           6,656,129
Premises and Equipment                                     509,422
Other Assets                                             2,494,863
                                                         ---------

          TOTAL ASSETS                                 $39,919,970
                                                       -----------

LIABILITIES

Trust Deposits                                         $ 9,859,384
Other Liabilities                                        9,239,409
                                                       -----------
          TOTAL LIABILITIES                             19,098,793
                                                       -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
     Fully Paid - 10,000 Shares of $100 Each             1,000,000
Surplus                                                  4,222,188
Retained Earnings                                       15,510,844
Equity - Municipal Gain/Loss                                88,145
                                                        ----------

          TOTAL CAPITAL ACCOUNTS                        20,821,177
                                                        ----------
          TOTAL LIABILITIES
          AND CAPITAL ACCOUNTS                         $39,919,970
                                                       -----------

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                               December 31, 1995

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                                 Sanjiv Tandon
                                Kevin O. Healey
                              Steven R. Rothbloom